UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 19, 2008
(Date of earliest event reported)

CIPRICO INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)
0-11336		41-1749708
(Commission File No.)		(IRS Employer Identification No.)
7003 W Lake Street, Suite 400, St Louis Park, MN 55426
(Address of Principal Executive Offices) (Zip Code)

(952) 540-2400
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.05     Cost Associated with Exit or Disposal Activites.

On March 19, 2008, Ciprico Inc. (the "Company") issued a press release announcing that as a result of insufficient sales and a longer than anticipated qualification and adoption of its RAIDCore software technology, it has reduced full-time headcount by approximately 30%. The Company expects to complete implementation of this reduction by mid-April 2008. As a result of the actions, the Company expects to incur expenses resulting in cash expenditures of approximately $140,000.00 for one-time separation pay and short term benefit continuation.

The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(a)	Financial Statements: None.

(b)	Pro Forma financial information: None.

(c)	Exhibits:

	99.1	Press release dated March 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:
March 19, 2008
Ciprico Inc.

	By:	/s/ Monte S. Johnson
Monte S. Johnson,
Senior Vice President
Chief Financial Officer
(Principal Financial and Accounting Officer)

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

EXHIBIT INDEX

to

Form 8-K Current Report

 CIPRICO INC.

Exhibit Number	Description
99.1	Press release dated March 19, 2008.

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